Exhibit 3.2

AMENDED AND RESTATED BYLAWS

OF

EVERQUOTE, INC.

(f/k/a ADHARMONICS, INC.)

(a Delaware Corporation)

i

ii

AMENDED AND RESTATED BYLAWS

OF

EVERQUOTE, INC.

(f/k/a ADHARMONICS, INC.)

(a Delaware Corporation)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of EverQuote, Inc. (the “Corporation”) required by the Delaware General Corporation Laws (the “DGCL”) to be maintained in Delaware shall be as set forth in the certificate of incorporation of the Corporation (the “Certificate of Incorporation”), unless changed as provided by law.

Section 2. Other Offices. The principal office of the Corporation shall be located at 210 Broadway, Cambridge MA 02139. The Corporation may have such offices, either within or outside Delaware, as the board of directors of the Corporation (the “Board”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The corporate seal, if any, of the Corporation shall be in such form as adopted by the Board, and any officer of the Corporation may, when and as required, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the Corporation.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place of Meetings. Each meeting of the stockholders shall be held at such place, either within or outside Delaware, as may be designated in the notice of meeting, or, if no place is designated in the notice, at the principal office of the Corporation if in Delaware or, if the principal office is not located in Delaware, at the registered office of the Corporation in Delaware; provided, however, that the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the DGCL.

Section 5. Annual Meeting. An annual meeting of the stockholders shall be held on such date as may be determined by the Board, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting is a legal holiday in Delaware, the meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the Board shall cause the election to be held at a meeting of the stockholders to be held as soon thereafter as conveniently may be. Failure to hold an annual meeting as required by these Bylaws shall not invalidate any action taken by the Board or officers of the Corporation.

Section 6. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or the Board, and shall be called by the President or the Board at the written, dated and executed demand of the holders of not less than one-tenth of all the votes of the Corporation entitled to be cast on any proposed issue to be considered. A written demand shall contain the purpose or purposes for which the meeting shall be held. Notice of the special meeting must be given within 30 days after the date of the call or demand in accordance with Section 7.

Section 7. Notice of Meetings. Except as otherwise required by law, written notice of each meeting of the stockholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given, either personally (including delivery by private courier) or by first class, certified or registered mail, to each stockholder of record entitled to notice of such meeting, not less than 10 nor more than 60 days before the date of the meeting, except that if the authorized shares of the Corporation are to be increased, at least 30 days notice shall be given, and, if the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation not in the usual and regular course of business is to be voted on, at least 20 days notice shall be given. Such notice shall be deemed to be given in person when delivered to the stockholder by telephone, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication or by mail or private carrier. If mailed, such notice shall be deemed to be given as to each stockholder when deposited in the United States mail, addressed to the stockholder at the stockholder’s address shown in the Corporation’s current record of stockholders, with postage thereon prepaid, but, if three successive notices mailed to the last-known address of any stockholder of record are returned as undeliverable, no further notices to such stockholder shall be necessary until another address for such stockholder is made known to the Corporation. Written notice to the Corporation may be addressed to its registered agent at its registered address or to the Corporation or its Secretary at its principal office. Notice is effective on the earliest of the date received, five days after mailing or the date shown on the return receipt, if applicable. If a meeting is adjourned to another time or place, notice need not be given if the time and place thereof are announced at the meeting, unless the adjournment is for more than 30 days or if after the adjournment a new record date is fixed, in either of which case notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the foregoing provisions of this Section 7.

Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any stockholder, a waiver thereof in writing signed by the stockholder entitled to such notice, whether before, at or after the time stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. By attending a meeting, a stockholder (a) waives objection to lack of notice or defective notice of such meeting unless the stockholder, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting because of lack of notice or defective notice, and (b) waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the notice of such meeting unless the stockholder objects to considering the matter when it is presented.

Section 8. Quorum. At all meetings of stockholders, shares of the Corporation representing a majority of the votes entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum with respect to each matter. If a quorum is present, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater proportion or number is otherwise required by applicable law or stock exchange rule, the Certificate of Incorporation or these Bylaws. Notwithstanding the foregoing, an amendment to the Certificate of Incorporation that adds, changes or deletes a greater quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

Section 9. Adjournment and Notice of Adjourned Meetings.

(a) Adjournment and Notice of Adjourned Meetings. In the absence of a quorum on any matter, shares representing a majority of the votes so represented may adjourn the meeting with respect to such matter from time to time for a period not to exceed 60 days at any one adjournment. At any such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.

(b) Presence by Remote Means. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(1) participate in a meeting of stockholders; and

(2) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

Section 10. Voting of Shares.

(a) Rights. Subject to the provisions of Section 37, each outstanding share of record, regardless of class, is entitled to one vote, and each outstanding fractional share of record is entitled to a corresponding fractional vote, on each matter submitted to a vote of the stockholders either at a meeting thereof or pursuant to Section 13, except to the extent that the voting rights of the shares of any class or classes are limited, increased or denied by the Certificate of Incorporation as permitted by the Act. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him or her for as many persons as there are directors to be elected, and for whose election he or she has the right to vote.

(b) Proxies. At any meeting of the stockholders, a stockholder may vote by proxy. Without limiting the manner in which a stockholder may appoint a proxy to vote or otherwise act for the stockholder, the following shall constitute valid means of such appointment: (a) a stockholder may appoint a proxy by signing an appointment form, either personally or by the stockholder’s attorney-in-fact; or (b) a stockholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation; except that the transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the stockholder transmitted or authorized the transmission of the appointment. Such appointment of a proxy shall be filed with the Corporation before or at the time of the meeting. No appointment of a proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the appointment form.

Section 11. Joint Owners of Stock and Certain Holders.

(a) Joint Owners. Shares standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effects: (i) if only one person votes, his or her act binds all; (ii) if two or more persons vote, the act of the majority so voting binds all; (iii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionally, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in Delaware to appoint an additional person to act with the persons so voting the shares, in which case the shares shall be voted as determined by a majority of such persons; and (iv) if a tenancy is held in unequal interests, a majority or even split for the purposes of subparagraph (iii) shall be a majority or even split in interest. The foregoing effects of voting shall not be applicable if the Secretary of the Corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternative voting provisions are stated.

(b) Shares Held by Another Corporation. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of such corporation may determine.

(c) Shares Held in Trust or by a Personal Representative. Shares held by an administrator, executor, guardian, conservator or other personal representative may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

(d) Shares Held by a Receiver. Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

(e) Pledged Shares. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

(f) Redeemable Shares Called for Redemption. Redeemable shares that have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to stockholders and a sum sufficient to redeem such shares has been deposited with a bank, trust company or other financial institution with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

(g) Shares Held in a Fiduciary Capacity. The Corporation may vote any shares, including its own shares, held by it in a fiduciary capacity.

Section 12. Stockholders’ List. After fixing the record date, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete record of the stockholders entitled to be given notice of the meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each class and series that are held by, each stockholder. For a period of 10 days before such meeting or two business days after notice of the meeting is given, whichever is earlier, this record shall be kept on file at the principal office of the Corporation, whether within or outside Delaware, and shall be subject to inspection by any stockholder or his or her agent or attorney, upon prior written request, for any purpose germane to the meeting at any time during usual business hours. Such record shall also be produced and kept open at the time and place of the meeting and any adjournment thereof and shall be subject to the inspection of any stockholder or his or her agent or attorney for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of the stockholders.

Section 13. Action Without a Meeting.

(a) Action by Written Consent of Stockholders. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Such consent (which may be signed in counterparts) shall have the same force and effect as a vote of the stockholders and may be stated as such in any document. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders or members to take the action were delivered to the corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein shall be effective when the Corporation receives writings describing and consenting to the actions signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted on the subject matter. The record date for determining stockholders entitled to take action without a meeting or entitled to be given notice is the date a writing upon which the action is taken is first received by the Corporation. All consents signed pursuant to this Section 13 shall be either delivered to the Corporation or received by the Corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the Corporation with a complete copy thereof, including a copy of the signatures for inclusion in the minutes or for filing with the corporate records.

(b) Electronic Consent. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (1) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (2) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

ARTICLE IV

BOARD OF DIRECTORS

Section 14. Number, Tenure and Qualifications. The number of directors of the Corporation shall be as fixed from time to time by resolution of the Board or stockholders and, in the absence of such resolution, shall be five. Directors must be natural persons at least 21 years old but need not be residents of Delaware or stockholders of the Corporation.

Section 15. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as otherwise provided in the Act, the Certificate of Incorporation or these Bylaws.

Section 16. Term of Directors. Except as provided in Section 17, directors shall be elected at each annual meeting of the stockholders. Each director shall hold office until the next annual meeting of the stockholders and thereafter until his or her successor shall have been elected and qualified, or until his or her earlier death, resignation or removal.

Section 17. Vacancies. Unless otherwise required in the Certificate of Incorporation, any vacancy occurring in the Board, including vacancies due to an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum, or by the affirmative vote of two directors if there are only two directors remaining, or by a sole remaining director, or by the stockholders if there are no directors remaining. The term of a director elected by the directors in office to fill a vacancy expires at the next annual stockholders’ meeting at which directors are elected. The term of a director elected by the stockholders to fill a vacancy shall be the unexpired term of his or her predecessor in office; except that, if the director’s predecessor had been elected by the directors in office to fill a vacancy, the term of a director elected by the stockholders shall be the unexpired term of the last predecessor elected by the stockholders. If the vacant office was held by a director elected by a voting group of stockholders: (a) if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and (b) only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders.

Section 18. Resignation. Any director may resign at any time by giving written notice to the Corporation. A director’s resignation is effective when it is received by the Corporation unless the notice specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.

Section 19. Removal. At a meeting called expressly for that purpose, the entire Board or any lesser number may be removed, with or without cause, only if the number of votes cast in favor of removal exceeds the number of votes cast against removal by those shares then entitled to vote at an election of directors; except that if the holders of shares of any class of stock are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, the provisions of this Section 19 shall apply, with respect to the removal of a director or directors so elected by such class, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole. Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with this Section 19.

Section 20. Meetings.

(a) Regular Meetings. A regular meeting of the Board shall be held immediately after and at the same place as the annual meeting of the stockholders, or as soon thereafter as conveniently may be, at the time and place, either within or outside Delaware, determined by the Board, for the purpose of electing officers and for the transaction of such other business as may come before the meeting. Failure to hold such meeting, however, shall not invalidate any action taken by any officer then or thereafter in office. The Board may provide, by resolution, the time and place, either within or outside Delaware, for the holding of additional regular meetings without other notice than such resolution.

(b) Special Meetings. Special meetings of the Board may be called by or at the request of the President or any two directors, or if the Corporation only has one director, then by the request of the President or the director. The person or persons authorized to call special meetings of the Board may fix any convenient place, either within or outside Delaware, as the place for holding any special meeting of the Board called by them.

(c) Meetings by Telephone. Unless otherwise provided by the Certificate of Incorporation, one or more members of the Board may participate in a meeting of the Board by, or the meeting may be conducted through the use of, any communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

(d) Notice of Meetings. Notice of each meeting of the Board (except those regular meetings for which notice is not required) stating the place, day and hour of the meeting shall be given to each director at least two days prior thereto by the mailing of written notice by first class, certified or registered mail, or at least two days prior thereto by personal delivery (including delivery by private courier to the director or delivered to the last address of the director furnished by him or her to the Corporation for such purpose) of written notice or by telephone, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication, except that, in the case of a meeting to be held pursuant to Section 20(c), notice may be given by telephone one day prior thereto. The method of notice need not be the same to each director. Notice shall be deemed to be given at the earliest of (a) the date received, but, if the director is no longer at the address of record, then the date delivery was attempted; (b) five days after mailing; or (c) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Neither the business to be transacted at nor the purpose of any meeting of the Board need be specified in the notice of such meeting unless otherwise required by statute.

(e) Waiver of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given to the directors, a waiver thereof in writing signed by the director entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice. Such waiver shall be delivered to the Corporation for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver. A director’s attendance at, or participation in a meeting, waives any required notice to him or her of the meeting unless: (a) at the beginning of the meeting, or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or (b) if special notice was required of a particular purpose, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose. Neither the business to be transacted at nor the purpose of any meeting of the Board need be specified in the waiver of notice of such meeting unless otherwise required by statute.

(f) Presumption of Assent. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the director: (a) objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (b) contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of such meeting; or (c) causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of such meeting before its adjournment or by the Corporation immediately after adjournment of such meeting. The right of dissent or abstention as to a specific action taken at a meeting of the Board is not available to a director who votes in favor of such action.

Section 21. Quorum and Voting Rights. Except as otherwise may be required by law, the Certificate of Incorporation or these Bylaws, a majority of the number of directors fixed in accordance with these Bylaws, present in person, shall constitute a quorum for the transaction of business at any meeting of the Board, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than an announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy or power of attorney at any meeting of directors.

Section 22. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors and may be stated as such in any document. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein is effective when all directors have signed the consent; however, the consent shall not be effective if, before all of the directors have signed the consent, any director has revoked his or her consent by a writing signed by the director and received by the Secretary or any other person authorized by these Bylaws or the Board to receive such a revocation. All consents signed pursuant to this Section 22 shall be delivered to the Secretary of the Corporation for inclusion in the minutes or for filing with the corporate records.

Section 23. Fees and Compensation. By resolution of the Board, a director may be paid his or her expenses, if any, of attendance at each meeting of the Board and each meeting of any committee of the Board of which he or she is a member and may be paid a fixed sum for attendance at each such meeting or a stated salary, or both a fixed sum and a stated salary. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 24. Executive and Other Committees. The Board, by resolution adopted by a majority of the directors in office when the action is taken, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution establishing such committee, shall have and may exercise all of the authority of the Board in the management of the business and affairs of the Corporation, except that no such committee shall have the power or authority to (a) authorize distributions, (b) approve or propose to the stockholders actions or proposals required by law to be approved by the stockholders, (c) fill vacancies on the Board or any committee thereof, including any committee authorized by this Section 24, (d) adopt, amend or repeal these Bylaws, (e) approve a plan of merger not requiring stockholder approval, (f) amend the Certificate of Incorporation to the extent permitted by law to be amended by the full Board, (g) authorize or approve reacquisition of shares of the Corporation, except according to a formula or method prescribed by the Board, or (h) authorize or approve the issuance or sale of shares, or any contract for the sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares; except that the Board may authorize a committee or an officer to do so within limits specifically prescribed by the Board. The delegation of authority to any committee shall not operate to relieve the Board or any member of the Board from any responsibility imposed by law. Subject to the foregoing, the Board may provide such powers, limitations and procedures for such committees as the Board deems advisable; except that each committee shall be governed by the procedures set forth in Sections 20 (except as they relate to an annual meeting) through 22 as if the committee were the Board. Each committee shall keep regular minutes of its meetings, which shall be reported to the Board when required and submitted to the Corporation for inclusion in the corporate records.

Section 25. Organization. At every meeting of the directors, the Chairman of the Board, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 26. Officers Designated, Number, Qualifications and Compensation.

(a) The officers of the Corporation shall consist of a president, treasurer and a secretary, and such other officers, including a chairman of the board, one or more vice presidents, and/or a controller, as may from time to time be appointed by the Board. In addition, the Board or the President may appoint such assistant and other subordinate officers, including assistant vice presidents, assistant secretaries and assistant treasurers, as it or he or she shall deem necessary or appropriate. Any number of offices may be held by the same person. An officer shall be a natural person who is at least 21 years old.

(b) Officers shall receive such compensation for their services as may be authorized or ratified by the Board or by the President, if such authority is delegated to the President by the Board, and no officer shall be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation. Appointment as an officer shall not of itself create a contract or other right to compensation for services performed as such officer.

(c) The Board may require any officer or agent of the Corporation to execute to the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his or her duties and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

Section 27. Appointment, Term of Office, and Duties. Except as provided in Section 26 and this Section 27, the officers of the Corporation shall be appointed by the Board annually at the first meeting of the Board held after each annual meeting of the stockholders as provided in Section 20. If the appointment of officers shall not be made as provided herein, such appointment shall be made as soon thereafter as conveniently may be. A vacancy in any office, however occurring, may be filled by the Board or, if such office may be filled by the President as provided in Section 26, by the President, for the unexpired portion of the term. Each officer shall hold office until his or her successor shall have been duly appointed and shall have qualified, or until the expiration of his or her term in office if appointed for a specified period of time, or until his or her earlier death, resignation or removal. In all cases where the duties of any officer are not prescribed by these Bylaws or by the Board, such officer shall follow the orders and instructions of the President, except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

(a) Duties of President. The President shall, subject to the direction and supervision of the Board, (i) be the chief executive officer of the Corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the Board, preside at all meetings of the stockholders and the Board; (iii) see that all orders and resolutions of the Board are carried into effect; and (iv) perform all other duties incident to the office of president and as from time to time may be assigned to him or her by the Board.

(b) Duties of Vice Presidents. The vice president, if any (or, if there is more than one, then each vice president), shall assist the President and shall perform such duties as may be assigned to him or her by the President or by the Board. The vice president, if there is one (or, if there is more than one, then the vice president designated by the Board, or, if there be no such designation, then the vice presidents in order of their election), shall, at the request of the President or, in his or her absence or inability or refusal to act, perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Assistant vice presidents, if any, shall have such powers and perform such duties as may be assigned to them by the President or by the Board.

(c) Duties of Secretary. The Secretary shall: (i) prepare and maintain the minutes of the proceedings of the stockholders, the Board and any committees of the Board; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Corporation; (iv) keep at the Corporation’s registered office or principal place of business within or outside Delaware a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Corporation’s transfer agent or registrar; (v) have general charge of the stock books of the Corporation, unless the Corporation has a transfer agent; (vi) authenticate records of the Corporation; and (vii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary.

(d) Duties of Treasurer. The Treasurer, if one shall be appointed, shall: (i) be the principal financial officer of the Corporation and have the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit the same in accordance with the instructions of the Board; (ii) receive and give receipts and acquittances for moneys paid in on account of the Corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the Corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the Corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the President and the Board statements of account showing the financial position of the Corporation and the results of its operations; (iv) upon request of the Board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the Board or the President. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision by the Treasurer.

Section 28. Authority. The officers of the Corporation shall have the authority and shall exercise the powers and perform their duties specified in Section 27 and as may be additionally specified by the President, the Board or these Bylaws.

Section 29. Resignation. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officer and the Corporation, by giving written notice of resignation to the Corporation. A resignation of an officer is effective when the notice is received by the Corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date, or the Board may remove the officer at any time before the effective date and may fill the resulting vacancy. An officer’s resignation shall take effect at the time specified in such notice and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. An officer’s resignation does not affect the Corporation’s contract rights, if any, with the officer.

Section 30. Removal. Any officer may be removed with or without cause at any time by the Board or, in the case of assistant and other subordinate officers, by the Board or the President (whether or not such officer was appointed by the President) whenever in its or his or her judgment, as the case may be, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The appointment of an officer shall not in itself create contract rights.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE

CORPORATION

Section 31. Execution of Corporate Instruments. The Board may, in its discretion, determine the method and designate the signatory officer of officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless limited by the Board in a specific instance, the President or any vice president shall have the power and authority to so bind the Corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board shall authorize to do so.

Unless authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by an contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 32. Voting of Securities by the Corporation. Unless otherwise provided by resolution of the Board, on behalf of the Corporation the President or any vice president shall attend in person or by substitute appointed by him or her, or shall execute written instruments appointing a proxy or proxies to represent the Corporation at, all meetings of the stockholders of any other corporation, association or other entity in which the Corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the President or any vice president, in person or by substitute or proxy as aforesaid, may vote the stock or other securities so held by the Corporation and may execute written consents and any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the Board.

ARTICLE VII

STOCK

Section 33. Issuance, Form and Execution of Shares. The issuance or sale by the Corporation of any shares of its authorized capital stock of any class shall be made only upon authorization by the Board, except as otherwise may be provided by law. No shares shall be issued until full consideration has been received therefor. Every issuance of shares shall be recorded on the books maintained for such purpose by or on behalf of the Corporation.

The shares of stock of the Corporation shall be represented by certificates, except that the Board may authorize the issuance of any class or series of stock of the Corporation without certificates as provided by law. If shares are represented by certificates, such certificates shall be signed either manually or in facsimile in the name of the Corporation by one or more officers designated in these Bylaws or by the Board and sealed with the seal of the Corporation or with a facsimile thereof, if any. If the issuing Corporation is authorized to issue different classes of shares or different series within a class, the share certificate shall contain a summary, on the front or the back, of the designations, preferences, limitations and relative rights applicable to each class, the variations in preferences, limitations and rights determined for each series, and the authority of the Board to determine variations for future classes or series. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish to the stockholder this information on request in writing and without charge. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board.

Section 34. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the Board may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The Board may in its discretion require a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

Section 35. Transfer of Shares. Upon presentation and surrender to the Corporation or to the Corporation’s transfer agent of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, payment of all transfer taxes, if any, and the satisfaction of any other requirements of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation or the transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transfer on the books maintained for such purpose by or on behalf of the Corporation. No transfer of shares shall be effective until it has been entered on such books. The Corporation or the Corporation’s transfer agent may require a signature guaranty or other reasonable evidence that any signature is genuine and effective before making any transfer. Transfers of uncertificated shares shall be made in accordance with applicable provisions of law.

Section 36. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. A record date fixed for the purpose of determining stockholders entitled to notice of a meeting of the stockholders shall be fixed not less than 10 days immediately preceding such meeting (30 days if the authorized stock is to be increased, 20 days if the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation not in the usual and regular course of business is to be considered). If no record date is so fixed, the date on which notice of the meeting is mailed or the date on which the resolution of the Board declaring the dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of the stockholders has been made as provided in this Section 36, such determination shall apply to any adjournment thereof. Notwithstanding the foregoing provisions of this Section 36, the record date for determining stockholders entitled to take action without a meeting as provided in Section 13 shall be the date specified in such Section.

Section 37. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of Delaware.

Section 38. Shares Held for Account of Another. The Board, in the manner provided by the Act, may adopt a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons. Upon receipt by the Corporation of a certification complying with such procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth therein, to be the holders of record of the number of shares specified in place of the stockholder making the certification.

Section 39. Transfer Agents, Registrars and Paying Agents. The Board may at its discretion appoint one or more transfer agents, registrars or agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

Section 40. Consideration for Shares. Shares shall be issued for such consideration expressed in dollars as shall be fixed from time to time by the Board. Such consideration shall consist of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed and other securities of the Corporation; however, the promissory note of a subscriber or an affiliate of the subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this Section 40, “promissory note” means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note.

ARTICLE VIII

FISCAL YEAR

Section 41. Fiscal Year. The fiscal year of the Corporation shall be as established by the Board.

ARTICLE IX

INDEMNIFICATION

Section 42. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

(a) Directors and Officers The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d) of this Bylaw.

(b) Employees and Other Agents The Corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board shall have the power to delegate the determination of whether indemnification shall be given to any such person as the Board shall determine.

(c) Expenses The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, provided, however, that, if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 42 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to subsection (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

(d) Enforcement Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not believe to be not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the Corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e) Non Exclusivity of Rights The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL or any other applicable law.

(f) Survival of Rights The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance To the fullest extent permitted by the DGCL, or any other applicable law, the corporation, upon approval by the Board, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h) Amendments Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section 42 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under applicable law.

(j) Certain Definitions For the purposes of this Bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Bylaw.

ARTICLE X

NOTICES

Section 43. Notices.

(a) Notice to Stockholders. Unless otherwise specified herein, whenever under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

(b) Notice to Directors. Unless otherwise specified herein, any notice required to be given to any director may be given by the method stated in subsection (a), or as provided for in Section 20 of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of articles under any provision of the Act, the articles shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XI

AMENDMENTS

Section 44. Amendments. The directors may amend or repeal these Bylaws unless the Certificate of Incorporation reserve such power exclusively to the stockholders in whole or in part or the stockholders, in amending or repealing a particular bylaw provision, provide expressly that the directors may not amend or repeal such bylaw. The stockholders may amend or repeal these Bylaws even though these Bylaws may also be amended or repealed by the directors.

* * *

CERTIFICATE OF SECRETARY

I hereby certify that:

I am the duly elected and acting Secretary of EverQuote, EverQuote, Inc. (f/k/a AdHarmonics, Inc.), a Delaware corporation (the “Corporation”); and

Attached hereto is a complete and accurate copy of the Amended and Restated Bylaws of the Corporation as duly adopted by the Board of Directors at Special Meeting on the date hereof and said Amended and Restated Bylaws are presently in effect.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of the 26th day of June, 2016.

/s/ David Mason
David Mason, Secretary